December 11, 2015

Supplement

SUPPLEMENTED DATED DECEMBER 11, 2015 TO THE PROSPECTUS OF

Morgan Stanley Limited Duration U.S. Government Trust, dated September 30, 2015
(the "Fund")

On December 11, 2015, shareholders of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund Trust, on behalf of its series Limited Duration Portfolio ("MSIFT Limited Duration"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to MSIFT Limited Duration and shareholders of the Fund would become shareholders of MSIFT Limited Duration, receiving shares of beneficial interest of MSIFT Limited Duration equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of MSIFT Limited Duration that corresponds to the Class of shares of the Fund currently held by that shareholder (except that shareholders who hold Advisor Class shares of the Fund will receive Class A shares of MSIFT Limited Duration). It is anticipated that the Reorganization will be consummated on or about January 11, 2015. The Fund will cease offering shares of all Classes of the Fund at the close of business on January 6, 2015.

Effective upon the consummation of the Reorganization, the Board of Trustees (the "Board") of the Fund has approved various changes with respect to MSIFT Limited Duration, including (i) changing MSIFT Limited Duration's name to Short Duration Income Portfolio; (ii) changing MSIFT Limited Duration's principal investment policy as detailed below; (iii) changing MSIFT Limited Duration's primary benchmark index to the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index; (iv) reducing the advisory fee to 0.20% of the average daily net assets of MSIFT Limited Duration; (v) removing the front-end sales load and contingent deferred sales charge from MSIFT Limited Duration's Class A shares; and (vi) decreasing the maximum expense ratios with respect to Class I, Class A and Class L shares of MSIFT Limited Duration to 0.30%, 0.55% and 0.80%, respectively. In determining the actual amount of fee waiver and/or expense reimbursement for MSIFT Limited Duration, if any, the Adviser to the Portfolio, Morgan Stanley Institutional Management Inc., excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation).

Currently, in seeking to achieve MSIFT Limited Duration's investment objective of above-average total return over a market cycle of three to five years, the Portfolio normally invests at least 80% of its assets in fixed income securities, primarily in U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

Effective upon the consummation of the Reorganization, MSIFT Limited Duration's principal investment policy will change such that the Portfolio will, under normal circumstances, seek to achieve its investment objective of above-average total return over a market cycle of three to five years by investing substantially all of its assets in investment grade fixed income securities denominated in US dollars, while seeking to maintain an overall duration of its portfolio of approximately one year or less.

In addition, effective upon the consummation of the Reorganization, MSIFT Limited Duration will no longer invest in stripped mortgage-backed securities or inverse floating rate obligations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LDTSPT-1215